SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT

                 Pursuant to Section 13 or 15(d)
           of the Securities and Exchange Act of 1934


Date of Report (Date of earliest event reported): December 31, 1999
                                                  -----------------

                    Golf Entertainment, Inc.
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     (Exact name of registrant as specified in its charter)

     Delaware                 0-18303             11-2990598
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(State or other juris-     (Commission          (IRS Employer
  diction of                File Number)         Identification
  incorporation)                                 Number)

2500 Northwinds Parkway
Three Northwinds Center - Suite 175
Alparetta, Georgia                                     30004
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(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (770) 667-9890

                               N/A
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 (Former name or former address, if changed since last report.)


Item 2.   Other Events.
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          Disposition of Assets

          The Registrant's subsidiary, LEC Leasing, Inc., disposed of its business equipment leasing business on December 31, 1999 to Somerset Capital group, Ltd. of Bridgeport, Connecticut. The sales price was $3,559,500, which was paid by a combination of cash and a promissory note, and included a payoff of the Registrant's lenders, and assumption of approximately $12,000,000 of non-recourse debt of LEC Leasing, Inc. Somerset Capital Group, Ltd. is not affiliated with the Registrant or any of the Registrant's officers or directors.

          The sale disposes of substaintially all of the Registrant's non-golf related assets.


Item 7.   Financial Statements and Exhibits.
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          1.   The Proxy Statement filed December 3, 1999, which is
               incorporated herein by reference.

          2. The Pro Forma financial statements required under this Item are included in the above Proxy Statement.


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               GOLF ENTERTAINMENT, INC.
                                     (Registrant)


Date:  January 11, 2000           By: /s/ Ronald G. Farrell
                                      ----------------------
                                      Ronald G. Farrell,
                                      Chief Executive Officer